                                   EXHIBIT 21
                             AS OF DECEMBER 31, 2002

A TABLE OF SUBSIDIARIES OF LIBERTY MEDIA CORPORATION IS SET FORTH BELOW, INDICATING AS TO EACH THE STATE OR JURISDICTION OF ORGANIZATION AND THE NAMES UNDER WHICH SUCH SUBSIDIARIES DO BUSINESS. SUBSIDIARIES NOT INCLUDED IN THE TABLE ARE INACTIVE OR, CONSIDERED IN THE AGGREGATE AS A SINGLE SUBSIDIARY, WOULD NOT CONSTITUTE A SIGNIFICANT SUBSIDIARY.

                                                              State/Country
Name                                                          of Formation
----                                                          -------------
10 Moons at POP, Inc.                                         CA
103 Todd-AO Estudios S.L                                      Spain
450714B.C., Ltd.                                              BC
4MC Company 3, Inc.                                           DE
4MC Limited                                                   UK
4MC Radiant, Inc. [dba Radiant Software]                      DE
4MC-Burbank, Inc.  [dba Level 3 Post; Digital Transform]      DE
525 Holdings, Inc.                                            CA
525 Studios, LLC                                              CA
A.F. Associates, Inc.                                         NJ
ACTV Merger Sub, Inc.                                         DE
AEI Collingham Holdings Co. Ltd.                              Cayman
AEI France S.P.R.L                                            France
AEI Holding Inc.                                              Cayman
AEI Music Choice Investment Co.                               UK
AEI Music Eastern Europe B.V                                  Netherlands
AEI Music Europe BV                                           Netherlands
AEI Music GmbH                                                Germany
AEI Music Ltd.                                                UK
AEI Music Network Ltd.                                        UK
AEI Music Network, Inc.                                       WA
AEI Reditune Music BV                                         Netherlands
AEI Satellite Media Hust                                      Hungary
AEI Satellite Media Polska                                    Poland
AEI Satellite Media Spo                                       Czech Republic
AFA Products Group, Inc.                                      NJ
AGI LLC                                                       DE
Anderson Video Company                                        DE
Aries Pictures LLC                                            CO
Ascent Entertainment Group, Inc.                              DE
Ascent Media (Singapore) Pte. Ltd.                            Singapore

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
Ascent Media Debt, Inc.                                       DE
Ascent Media Group Limited                                    UK
Ascent Media Group, Inc.                                      DE
Ascent Media Holdings Limited                                 UK
Ascent Media Holdings Ltd.                                    Sinapore
Ascent Media Limited                                          UK
Ascent Media Network Services, Inc.                           CA
Ascent Media Pte. Ltd.                                        Sinapore
Ascent Media Systems and Technology Services, LLC             DE
Asian Television Advertising,  LLC                            DE
Associated American Artists, Inc.                             NY
Associated Information Services Corporation                   DE
Associated PCN Company
Associated PCN Holding Corporation                            DE
Associated SMR, Inc.                                          DE
Background Music BV                                           Netherlands
BET Movies/STARZ!3, LLC                                       DE
Betheiligungsgesellschaft Reditune mbH                        Germany
Bob Magness, Inc.                                             WY
BVI-Miami, LLC                                                DE
CableSoft Corporation                                         DE
CDP, LLC                                                      CA
Chinese Movie and Drama Channel Venture LLC                   CO
Cinram-POP DVD Center LLC                                     CA
Communication Capital Corp.                                   DE
Company 11 Productions                                        CA
Company 3 New York, Inc.                                      DE
Computamatch Limited                                          UK
Digital Doctors LLC                                           DE
Digital Magic Company                                         DE
Digital Sound & Picture, Inc.                                 DE
DMX Music Australia Pty Limited                               Australia
DMX Music, Inc.                                               DE
DMX-Europe N.V                                                Netherlands
Dry Creek Productions LLC                                     CO
Encore Asia, Inc.                                             CO
Encore Australia Management, Inc.                             DE
Encore ICCP Investments LLC                                   CO
Encore ICCP, Inc.                                             CO
Encore International Newco, Inc.                              CO
Encore International, Inc.                                    CO
FilmCore Editorial Los Angeles LLC                            CA
FilmCore Editorial San Francisco LLC                          CA

Four Media Company                                            DE
Four Media Company Canada Ltd.                                BC
Goosetray Investments Ltd.                                    Mauritius
Group W Broadcast Pte. Ltd.                                   Sinapore
Ingenius                                                      CO
International Cable Channels Partnership, Ltd.                CO
INtessera LLC                                                 DE
ISS Instore Satellite Service GmbH                            Germany
KSI, Inc.                                                     DE
LBTW I, Inc.                                                  CO
LBTW II, Inc.                                                 CO
LBTW III, Inc.                                                CO
LDIG Aloy, Inc.                                               DE
LDIG Cars, Inc.                                               DE
LDIG Enter, Inc.                                              DE
LDIG Film, Inc.                                               DE
LDIG Financing LLC                                            DE
LDIG Food, Inc.                                               DE
LDIG Gamenet, Inc.                                            DE
LDIG House, Inc.                                              DE
LDIG ICTV Corp.                                               DE
LDIG Koz, Inc.                                                DE
LDIG Music Online II, Inc.                                    DE
LDIG Music Online, Inc.                                       DE
LDIG NL, Inc.                                                 DE
LDIG Online Retail, Inc.                                      DE
LDIG Order, Inc.                                              DE
LDIG OTV, Inc.                                                DE
LDIG Respond, Inc.                                            DE
LDIG UGON, Inc.                                               DE
Liberty Academic Systems Holdings, Inc.                       CO
Liberty AEG, Inc.                                             DE
Liberty Aero, LLC                                             DE
Liberty AGI Holdings, Inc.                                    DE
Liberty AGI, Inc.                                             DE
Liberty Animal, Inc.                                          DE
Liberty ANTC, Inc.                                            CO
Liberty ARC, Inc.                                             DE
Liberty Associated Holdings LLC                               DE
Liberty Associated Partners, L.P.                             DE
Liberty Associated, Inc.                                      DE
Liberty Astro Holdings, Inc.                                  DE

Liberty Astro, Inc.                                           DE
Liberty ATCL, Inc.                                            CO
Liberty Auction Holdings LLC                                  DE
Liberty Auction, Inc.                                         DE
Liberty BBandnow Holdings, LLC                                DE
Liberty BBandnow, Inc.                                        DE
Liberty BETI, Inc.                                            DE
Liberty Brasil DTH, LTDA                                      BRZ
Liberty Brazil Bonds, Inc.                                    DE
Liberty Brazil DTH, Inc,                                      CO
Liberty Broadband Interactive Television, Inc.                DE
Liberty Broadcasting, Inc.                                    OR
Liberty Cable Programme Partners, Inc.                        CO
Liberty Cablevision of Puerto Rico, Inc.                      DE
Liberty Centennial Holdings, Inc.                             DE
Liberty Challenger, LLC                                       DE
Liberty Chile Uno Limitada                                    CHL
Liberty Chile, Inc.                                           CO
Liberty Citation, Inc.                                        DE
Liberty CJR, Inc.                                             DE
Liberty CNBC, Inc.                                            CO
Liberty CNDT, Inc.                                            DE
Liberty Court II, Inc.                                        CO
Liberty Court, Inc.                                           WY
Liberty Crown, Inc.                                           DE
Liberty CSG Cash, LLC                                         DE
Liberty CSG Warrants, LLC                                     DE
Liberty CV, Inc.                                              DE
Liberty Denver Arena LLC                                      DE
Liberty Digital Health Group, LLC                             CO
Liberty Digital, Inc.                                         DE
Liberty Digital, LLC                                          DE
Liberty DMX, Inc.                                             CO
Liberty DS, Inc.                                              DE
Liberty Equator, Inc.                                         DE
Liberty ETC Holdings, LLC                                     DE
Liberty ETC, LLC                                              DE
Liberty Europe, Inc.                                          CO
Liberty EVNT, Inc.                                            DE
Liberty FA Holdings, Inc.                                     De
Liberty Falcon, LLC                                           DE
Liberty Finance LLC                                           DE
Liberty Flex Holdings Limited                                 UK

Liberty Geonet, Inc.                                          DE
Liberty GI II, Inc.                                           DE
Liberty GI, Inc.                                              DE
Liberty GIC. Inc.                                             CO
Liberty Global, Inc.                                          CO
Liberty Holdings Chile, Inc.                                  DE
Liberty Holdings Europe, Inc.                                 CO
Liberty Holdings Japan, Inc.                                  CO
Liberty Home Shop International, Inc.                         CO
Liberty HSN II, Inc.                                          DE
Liberty HSN LLC Holdings, Inc.                                DE
Liberty IATV Events, Inc.                                     DE
Liberty IATV Holdings, Inc.                                   DE
Liberty IATV, Inc.                                            DE
Liberty IB, Inc.                                              DE
Liberty IB2, LLC                                              DE
Liberty ICGX, Inc.                                            DE
Liberty ICOMM, Inc.                                           DE
Liberty IDTC Holdings, Inc.                                   DE
Liberty IDTC, Inc.                                            DE
Liberty IDTel, Inc.                                           DE
Liberty IFE, Inc.                                             CO
Liberty Interactive Technologies, Inc.                        DE
Liberty International B-L LLC                                 DE
Liberty International Cable Management, Inc.                  CO
Liberty International Chile, Inc.                             DE
Liberty International DLA, Inc.                               DE
Liberty International DTH, Inc.                               CO
Liberty IPIX, Inc.                                            DE
Liberty Ireland AL, Inc.                                      CO
Liberty Ireland Limited Liability Company                     UT
Liberty Ireland, Inc.                                         CO
Liberty J - Sports, Inc.                                      DE
Liberty Japan II, Inc.                                        DE
Liberty Japan III, Inc.                                       DE
Liberty Japan, Inc.                                           DE
Liberty Java, Inc.                                            CO
Liberty Jupiter, Inc.                                         DE
Liberty Kabel Holding, Inc.                                   DE
Liberty Kabel, Inc.                                           DE
Liberty KASTR Corp.                                           DE
Liberty KI, Inc.                                              DE
Liberty KV Holdings, Inc.                                     DE

Liberty KV Partners I, LLC                                    DE
Liberty Latin Partners, Inc.                                  DE
Liberty Latin Programming Ltd. (                              CAYMAN
Liberty Lightspan Holdings, Inc.                              CO
Liberty Livewire Holdings, Inc.                               DE
Liberty Livewire Limited                                      UK
Liberty Livewire LLC                                          DE
Liberty LSAT II, Inc.                                         DE
Liberty LSAT, Inc.                                            DE
Liberty LWR, Inc.
Liberty MCNS Holdings, Inc.                                   CO
Liberty Media International Limited                           UK
Liberty Media International, Inc.                             DE
Liberty Medscholar, Inc.                                      DE
Liberty Mexico DTH, Inc.                                      Co
Liberty MicroUnity Holdings, Inc.                             CO
Liberty MLP, Inc.                                             CO
Liberty Movies Australia Pty. Limited                         AUS
Liberty Multicountry DTH, Inc.                                CO
Liberty N2P II, Inc.                                          DE
Liberty N2P, Inc.                                             DE
Liberty NC II, Inc.                                           DE
Liberty NC III, Inc.                                          DE
Liberty NC IV, Inc.                                           DE
Liberty NC IX, Inc.                                           DE
Liberty NC V, Inc.                                            DE
Liberty NC VI, Inc.                                           DE
Liberty NC VII, Inc.                                          DE
Liberty NC VIII, Inc.                                         DE
Liberty NC X, Inc.                                            DE
Liberty NC XI, Inc.                                           DE
Liberty NC, Inc.                                              DE
Liberty NEA, Inc.                                             DE
Liberty Next, Inc.                                            DE
Liberty Online Health KI Holdings, Inc.                       CO
Liberty Online Health RN Holdings, Inc.                       CO
Liberty Pan American Sports, Inc.                             DE
Liberty PCAG, Inc.                                            DE
Liberty PCLN, Inc.                                            DE
Liberty PL, Inc.                                              DE
Liberty PL2, Inc.                                             DE
Liberty PL3, LLC                                              DE
Liberty PL4, Inc.                                             DE

Liberty Poland, Inc.                                          CO
Liberty Prime, Inc.                                           DE
Liberty Programming Argentina, Inc.                           DE
Liberty Programming Australia, Inc.                           CO
Liberty Programming Company LLC                               DE
Liberty Programming Development LLC                           DE
Liberty Programming Japan, Inc.                               DE
Liberty Programming South America, Inc.                       DE
Liberty Programming UK, Inc.                                  CO
Liberty Property Holdings, Inc.                               DE
Liberty QS, Inc.                                              DE
Liberty QVC, Inc.                                             CO
Liberty Replay, Inc.                                          DE
Liberty Satellite & Technology, Inc.                          DE
Liberty Satellite Brazil Bonds, Inc.                          DE
Liberty Satellite, LLC                                        DE
Liberty SEG Acquisition Sub, LLC                              DE
Liberty SMTRK of Texas, Inc.                                  CO
Liberty SMTRK, LLC                                            DE
Liberty South America, SRL                                    Argentina
Liberty Sports, Inc.                                          CO
Liberty Sportsouth, Inc.                                      GA
Liberty Tower, Inc.                                           DE
Liberty TP Holdings, Inc.                                     DE
Liberty TP LLC                                                DE
Liberty TP Management, Inc.                                   DE
Liberty TSAT, Inc.                                            DE
Liberty TW, LLC                                               CO
Liberty TWSTY Bonds, Inc.                                     DE
Liberty TWSTY Holdings 9, Inc.                                DE
Liberty TWSTY Holdings II, Inc.                               DE
Liberty TWSTY Holdings, Inc.                                  CO
Liberty TWSTY, Inc.                                           DE
Liberty UCOMA, LLC                                            DE
Liberty UK Holdings, Inc.                                     CO
Liberty UK Radio, Inc.                                        CO
Liberty UK, Inc.                                              CO
Liberty UPCOY, Inc.                                           CO
Liberty Uruguay, Inc.                                         DE
Liberty VF, Inc.                                              DE
Liberty Virtual I/O, Inc.                                     CO
Liberty VIV II, Inc.                                          DE
Liberty VIV, Inc.                                             DE

Liberty WDIG, Inc.                                            DE
Liberty Webhouse, Inc.                                        DE
Liberty WF Holdings LLC                                       DE
Liberty WF, Inc.                                              DE
Liberty Wireless 1, Inc.                                      DE
Liberty Wireless 10, Inc.                                     DE
Liberty Wireless 11, Inc.                                     DE
Liberty Wireless 2, Inc.                                      DE
Liberty Wireless 3, Inc.                                      DE
Liberty Wireless 4, Inc.                                      DE
Liberty Wireless 5, Inc.                                      DE
Liberty Wireless 6, Inc.                                      DE
Liberty Wireless 7, Inc.                                      DE
Liberty Wireless 8, Inc.                                      DE
Liberty Wireless 9, Inc.                                      DE
Liberty XMSR, Inc.                                            DE
Liberty/Fox Southeast LLC                                     DE
LMC AGI, LLC                                                  DE
LMC Animal Planet, Inc.                                       CO
LMC Bay Area Sports, Inc.                                     CO
LMC BET Holdings LLC                                          DE
LMC BET, Inc.                                                 CO
LMC Capital LLC                                               DE
LMC Denver Arena, Inc.                                        DE
LMC Digital, Inc.                                             CO
LMC Discovery, Inc.                                           CO
LMC E! Entertainment, Inc.                                    CO
LMC IATV Events, LLC                                          DE
LMC Information Services, LLC                                 DE
LMC International, Inc.                                       CO
LMC Music, Inc.                                               CO
LMC Radio Ltd.                                                UK
LMC Regional Sports, Inc.                                     CO
LMC Request, Inc.                                             CO
LMC Silver King, Inc.                                         CO
LMC Southeast Sports, Inc.                                    CO
LMC UCOMA, Inc.                                               DE
LMC USA I, Inc.                                               DE
LMC USA IX, Inc.                                              DE
LMC USA VI, Inc.                                              DE
LMC USA VII, Inc.                                             DE
LMC USA VIII, Inc.                                            DE

LMC USA X, Inc.                                               DE
LMC Wireless 1, LLC                                           DE
LMC Wireless 2, LLC                                           DE
LMC Wireless 3, LLC                                           DE
LMC Wireless Holdings, Inc.                                   DE
LMC/LSAT Holdings, Inc.                                       DE
LMI/LSAT Holdings, Inc.                                       DE
LQ I, Inc.                                                    CO
LQ II, Inc.                                                   CO
LQ III, Inc.                                                  DE
LQ IV, Inc.                                                   DE
LQ V, Inc.                                                    DE
LQ VI, Inc.                                                   DE
LSAT Astro LLC                                                DE
LTP Wireless 1, LLC                                           DE
LTWX I, Inc.                                                  CO
LTWX II, Inc.                                                 CO
LTWX III, Inc.                                                CO
LTWX IV, Inc.                                                 CO
LTWX V, Inc.                                                  CO
MacNeil/Lehrer Productions                                    NY
Maxide Acquisition, Inc.                                      DE
Medscholar Digital Networks LLC                               DE
Meridian Sound, LLC                                           DE
MGM Gold Networks (Asia) BV                                   Netherlands
MGM Gold Networks Asia, LLC                                   DE
Microwave Holdings, L.L.C                                     DE
Modern Music Magic, LLC                                       DE
MSCL, Inc. [dba Enciore Video; Riot; E-Finish]                CA
New LMC ARC, Inc.                                             DE
OCV Iberia, SA
On Command Argentina, SRL
On Command Canada, Inc.
On Command Corporation                                        DE
On Command Development Corporation                            DE
On Command DO Brazil, LTDA
On Command Video Corporation                                  DE
On Command Video Costa Rico, Ltd.
OpenStar Corporation                                          CO
OpenTV AG                                                     Switzerland
OpenTV Asia-Pacific K.K                                       Japan
OpenTV Australia Pty. Ltd.                                    Australia

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
OpenTV Beijing Representative Office                          DE
OpenTV Corp.                                                  British Virgin Islands
OpenTV Europe S.A.S                                           France
OpenTV GmbH                                                   Germany
OpenTV Holding N.V                                            Netherlands Antilles
OpenTV Holdings B.V                                           Netherlands
OpenTV Hong Kong Pte Limited                                  Hong Kong
OpenTV Iberia SL                                              Spain
OpenTV Interactive Software (Beijing) Co. Ltd.                China
OpenTV International Holdings, Inc.                           DE
OpenTV UK Limited                                             UK
OpenTV US Holdings Inc.                                       DE
OpenTV US Investments, Inc.                                   DE
OpenTV, Inc.                                                  DE
OS Technologies, Inc.                                         MA
Paradigm Music Entertainment Company                          DE
Pilot Programme Investments Limited                           UK
POP Animation                                                 CA
Pramer S.C.A                                                  Argentina
Priceline WebHouse Club, Inc.                                 DE
Purple Demon, Inc.                                            NY
QVC Investment, Inc.                                          CO
Rediffusion Music Ltd.                                        UK
Reditune Achergrondmuzlirk en Reklame BV                      Netherlands
Reditune GmbH                                                 Germany
Request Holdings, Inc.                                        DE
RTV Associates, L.P.                                          DE
Rushes PostProduction Limited                                 UK
Rushes Television S.A. de C.V                                 Mexico
Saigon Broadcasting LLC                                       DE
Santa Monica Financial, Inc.                                  CA
Satellite MGT, Inc.                                           DE
SEG Investments, Inc.                                         DE
SEG Payroll LLC                                               CO
Soho 601 Digital Productions Limited                          UK
Soho Group Limited                                            UK
Soho Images Limited                                           UK
SonicNet, Inc.                                                DE
Sound One Corporation                                         NY
Soundelux Hollywood II, LLC                                   DE
Soundelux Hollywood III, LLC                                  DE
Southern Satellite Systems, Inc.                              GA
Spectradyne International, Inc.                               DE

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
SpectraVision of Canada, Inc.                                 Ontario
SpectraVision, Inc.                                           TX
Spyglass Europe Limited                                       UK
Spyglass Integration, Inc.                                    DE
Spyglass International, Inc.                                  DE
Spyglass, Inc.                                                DE
Starz Encore Group LLC                                        CO
Static 2358 France SARL                                       France
Static 2358 Holdings Limited                                  UK
Static 2358 Limited                                           UK
Static 2358 US, Inc.                                          DE
Static 2358, Inc.                                             CA
Stonehand, Inc.                                               MA
Studio Film and Video Holdings Limited                        UK
SVC Television Limited                                        UK
SVOD LLC                                                      CO
Symphonic Video LLC [dba Digital Symphony]                    DE
TCI Cathay TV, Inc.                                           Co
Tele-Cine Limited                                             UK
Tempo Satellite, Inc.                                         OK
TEMPO Sound, Inc.                                             OK
The Box Music Network S.L                                     Spain
The Box Worldwide, Inc.                                       FL
The Box Worldwide-Europe, B.V                                 Netherlands
Todd-AO Amusement Production Services, LLC                    CA
Todd-AO DVD, Inc.                                             CA
Todd-AO Hollywood Digital                                     CA
Todd-AO Studios                                               CA
Todd-AO Studios East                                          NY
Todd-AO Studios West                                          CA
Todd-AO Video Services                                        CA
Todd-AO, Espana                                               CA
TruePosition of Louisiana, Inc.                               DE
TruePosition, Inc.                                            DE
TSAT Holding 1, Inc.                                          DE
TSAT Holding 2, Inc.                                          DE
TW Holdings, L.L.C                                            CO
United Artists (Learning Channel) Ltd.                        UK
Video Jukebox Network Europe, Ltd.                            UK
Vine Street Magic, LLC                                        DE
Visiontext Limited                                            UK
Visualize [dba POP; POP Sound; POP Film]                      CA
VLG Argentina LLC                                             DE

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
VSC MAL CORP                                                  DE
VSDD Acquisition Corp.                                        DE
Wink Communications, Inc.                                     DE
Wink Interactive, Inc.                                        DE
X*PRESS Electronic Services, Ltd.                             CO
X*PRESS Information Services, Ltd.                            CO
XTV Limited                                                   UK